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                                                                   EXHIBIT 10.20
                            TAX LIABILITY AGREEMENT


This Tax Liability Agreement ("Agreement") has been made by and between UNITED AND PHILIPS COMMUNICATIONS B.V., a private company with limited liability organized under the laws of The Netherlands ("UPC"), PHILIPS COORDINATION CENTER, N.V., a private company with limited liability organized under the laws of Belgium ("PCC"); PHILIPS MEDIA B.V., a private company with limited liability organized under the laws of The Netherlands ("Philips Media"); PHILIPS MEDIA NETWORKS, B.V., a private company with limited liability organized under the laws of The Netherlands and a wholly-owned subsidiary of Philips Media ("Philips Networks"); UNITED INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware in the United States of America ("UIHI"); and JOINT VENTURE INC., a corporation organized under the laws of the State of Delaware and a wholly-owned subsidiary of UIHI ("JVI"), effective as of October 7, 1997.

                                  WITNESSETH

WHEREAS, in connection with the establishment of UPC pursuant to the Contribution and Joint Venture Agreement entered into by Philips Media and UIHI on October 13, 1994 ("CJV Agreement"), Radio Public N.V. ("Radio Public"), a lower tier Belgium subsidiary of Philips Electronics N.V. ("Philips N.V."), demerged into (i) a new company also named Radio Public ("RP"), and (ii) a new company named Philips Estate, N.V., a private company with limited liability owned by Philips N.V., and thereafter all shares of RP were contributed to UPC; and

WHEREAS, the said demerger was recognized as a tax-free transaction on May 16, 1995 by the Rulings Commission in Belgium according to the procedure set forth in Article 345, section 1.1. of the Belgium Income Tax Code ("I.T.C.") (such recognition being referred to hereafter as the "Consent"); and

WHEREAS, the application for the Consent submitted on December 23, 1994 to the Rulings Commission stated that (i) PCC subscribed, on October 27, 1994, to a BEF 3,863,750,000 bearer bond issued by Telekabel Satelliten Fernsehnetz Betriebsgesellshaft GmbH (Wien) ("Telekabel") in order to finance Telekabel's take over of certain Austrian cable interests, and that (ii) the participation in PCC held by Radio Public would be transferred in part to RP (13,750 shares) and in part to Philips Estate (13,950 shares); and

WHEREAS, Article 2.1.(c)(iv) of the CJV Agreement provides that any tax liability without limitation arising solely as a result of the demerger of Radio Public will be borne by Philips Media; and

WHEREAS, JVI, UIHI and UPC, as the case may be, wish to acquire, and Philips Media wishes to sell, all interests acquired by Philips Media or its subsidiary, Philips Networks, in UPC and in UIHI in connection with the formation of UPC and, to facilitate that desire, Philips Media, Philips Networks, UIHI and JVI have agreed to cause UPC to purchase the ordinary shares of UPC and the ordinary shares of UIHI held by Philips Networks, and JVI will purchase the "PIK
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Notes" held by Philips Media (the "Purchase Transaction"), pursuant to the terms and conditions of a Securities Purchase and Conversion Agreement dated October
7, 1997 ("SPC Agreement"); and

WHEREAS, UIHI has elected to proceed with the Purchase Transaction; and

WHEREAS, in connection with the Purchase Transaction, Philips Media, Philips Networks, UIHI, JVI, UPC and PCC have agreed to complete the actions required to cause the shares in PCC owned by RP to be sold to a company controlled by Philips N.V. and to cause PCC to sell the bearer bond issued by Telekabel (all of such actions or similar actions being referred to collectively hereafter as the "Demerger Related Actions".

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS.

                                   AGREEMENT

1.   Retention of All Demerger and Demerger Related Tax Liabilities by Philips
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Media. Notwithstanding any actions which Philips Media, Philips Networks, UPC,
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UIHI, JVI or any other entities may take (a) to effect the Purchase Transaction pursuant to the SPC Agreement and (b) to carry out the Demerger Related Actions, if any such Demerger Related Actions actually occur, the provisions of Article 2.1.(c)(iv) of the CJV Agreement shall continue in effect and, in accordance therewith and with provisions of this Agreement, any and all tax liabilities, without limitation, arising as a result of the demerger of Radio Public and any tax liabilities without limitation arising as a result of any Demerger Related Actions shall be the liability of and shall be borne exclusively by Philips Media, and Philips Media shall hold harmless and indemnify RP, UPC, PCC, JVI and UIHI from and against any and all losses, costs, claims or damages that arise in relation to any such tax liabilities.

2.   Allocation of All Bearer Bond Capital Gain Tax Liability to UPC.  Any tax
     ---------------------------------------------------------------
liability arising for PCC from the sale of the Telekabel bearer bond and which is attributable to and imposed on proceeds received by PCC in excess of the bonds par value shall be borne solely by and shall be the sole liability of UPC and UPC shall hold harmless and indemnify PCC from and against any and all losses, costs, claims or damages that arise in relation to such tax liability. Any tax liability or tax benefit arising for PCC from the sale of the Telekabel bearer bond shall be the sole liability or the sole benefit of PCC provided the proceeds received by PCC from the sale thereof are less than or equal to the par value of the Telekabel bearer bond.

3.   Allocation of All Bearer Bond Interest Tax Liability to UPC.  Any tax
     -----------------------------------------------------------
liability arising for PCC in relation to the interest rate applied to the bearer bond issued by Telekabel shall be the sole liability of and shall be borne solely by UPC and UPC shall hold harmless and indemnify PCC from and against any and all losses, costs, claims and damages that arise in relation to such tax liability.

4.   Notice and Cooperation.  PCC, Philips Networks or Philips Media shall
     ----------------------
immediately notify UPC of any discussions with or claims by the Belgium Tax Administration which may

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result in the assessment of tax to PCC and the allocation of tax liability to
UPC under paragraphs two and three of this Agreement. PCC, Philips Networks and Philips Media shall cooperate with UPC to defend UPC's interests against the assessment of any such tax. All costs incurred by PCC, Philips Networks and Philips Media with respect to such cooperation shall be borne by UPC. UPC, JVI or UIHI shall immediately notify Philips Media of any discussions with or claims by the Belgium Tax Administration which may result in the assessment of tax to UPC and the allocation of tax liability to RP or an entity related to Philips Media under paragraph one of this Agreement. UPC, JVI and UIHI shall cooperate with Philips Media to defend its interests or a related entity's interests, against the assessment of any such tax. All costs incurred by UPC, JVI and UIHI with respect to such cooperation shall be borne by Philips Media.

     All notices under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or by mail or overnight courier, postage prepaid, or sent by telex, telegram or telecopier (confirmed by mail with postage prepaid), as follows:

     (a)  if to Philips Media, to it at:

          Philips Media B.V.
          P.O. Box 218
          5600 MD Eindhoven
          The Netherlands

          Attention:  Corporate Legal Department

     (b)  if to UPC, to it at:

          United and Philips Communications B.V.
          Fred. Roeskestraat 123
          1076 EE Amsterdam
          The Netherlands

          Attention:  Senior Managing Director

5.   Governing Law and Dispute Resolution.  This Agreement shall be governed by
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and construed in accordance with the laws of the State of Colorado and any disputes arising under or in relation to this Agreement shall be finally settled by three arbitrators [at a location in the United States as agreed to between UIHI and Philips Media B.V, in accordance with the International Arbitration Rules of the American Arbitration Association (the "Rules"). The arbitration shall be conducted in English and the arbitrators shall be appointed by agreement of the parties hereto that are parties to the arbitration or, if those parties cannot agree on three arbitrators by the date set for such agreement in the Rules, shall be appointed in accordance with the Rules.

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IN WITNESS WHEREOF, the Parties hereto have duly signed this Agreement as of the date first written above.

                         UNITED AND PHILIPS COMMUNICATIONS B.V.


                         By  /s/ Mark L. Schneider
                            ----------------------------------------------------
                            Name
                            Title


                         By  /s/  D. Miller-Jones
                            ----------------------------------------------------
                            Name
                            Title


                         PHILIPS COORDINATION CENTER, N.V.


                         By /s/  J.K. van Vliet            /s/ J. van Haren
                            -----------------------        ---------------------
                            Name  J.K. van Vliet           J. van Haren
                            Title    Director              Director


                         PHILIPS MEDIA B.V.


                         By /s/ R.J.A. de Lange            /s/ M. Sevenans
                            -----------------------        ---------------------
                            Name  R.J.A. de Lange          M. Sevenans
                            Title    Director              Director


                         PHILIPS MEDIA NETWORKS, B.V.


                         By /s/ R.J.A. de Lange            /s/ M. Sevenans
                            -----------------------        -------------------
                            Name  R.J.A. de Lange          M. Sevenans
                            Title    Director              Director

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                         UNITED INTERNATIONAL HOLDINGS, INC.


                         By  /s/ Mark L. Schneider
                             --------------------------------------------
                             Name
                             Title



                         JOINT VENTURE, INC.


                         By  /s/ Mark L. Schneider
                             --------------------------------------------
                             Name
                             Title

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